                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY
                                                                  --------------

                         SECURITIES PURCHASE AGREEMENT


      SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of December 6, 2000, by and among CELLPOINT INC., a Nevada corporation (the "COMPANY"), and each of the purchasers set forth on the execution page hereof (individually, a "PURCHASER" and collectively, the "PURCHASERS").

                                   WHEREAS:

      A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

      B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, (i) convertible notes of the Company in the aggregate principal amount of Ten Million Dollars ($10,000,000), in the form attached hereto as EXHIBIT A (the "NOTES"), convertible into shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), and (ii) warrants (the "INITIAL WARRANTS"), in the form attached hereto as EXHIBIT B, to acquire Two Hundred Ten Thousand Five Hundred Twenty -Six (210,526) shares of Common Stock in the aggregate. The Initial Warrants and the Prepayment Warrants, if any, as defined in and issued in accordance with the Notes shall be referred to herein as the "WARRANTS." The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes are referred to herein as the "CONVERSION SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES." The Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "SECURITIES."

      C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      D. All references herein to monetary denominations shall refer to lawful money of the United States of America.

      NOW, THEREFORE, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:



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1.    PURCHASE AND SALE OF DEBENTURES AND WARRANTS

      a. PURCHASE OF NOTES AND WARRANTS. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such Notes and the Warrants for the purchase price as is set forth on such Purchaser's execution page hereof (the "PURCHASE PRICE"). Each Purchaser's obligation to purchase its Notes and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase its Notes and Warrants, and no Purchaser shall be required to purchase hereunder more than the number of its Notes and Warrants set forth on such Purchaser's execution page hereto notwithstanding any failure by any other Purchaser to purchase its Notes and Warrants hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

      b. FORM OF PAYMENT. On the Closing Date, each Purchaser shall pay such Purchaser's Purchase Price for the Notes and Warrants being purchased by such Purchaser at the Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Notes and Warrants being purchased by such Purchaser, and the Company shall deliver such Notes and Warrants against delivery of such Purchase Price.

      c. CLOSING DATE. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this Agreement (the "CLOSING") shall be 9:30 A.M. Eastern Time on December 6, 2000, or such other time as may be mutually agreed upon by the Company and the Purchasers (the "CLOSING DATE"). The Closing shall occur at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 250 Park Avenue, 10th Floor, New York, New York 10177.

2.    PURCHASERS' REPRESENTATIONS AND WARRANTIES

      Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

      a. PURCHASE FOR OWN ACCOUNT, ETC. Such Purchaser is acquiring the Securities for such Purchaser's own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Such Purchaser understands that: (a) the Notes and Warrants (i) may not be sold or transferred by the Purchaser without the prior consent of the Company, which may not be unreasonably withheld, (ii) are "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act), (iii) the Company has no present intention of registering



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

the Notes and the Warrants under the Securities Act and (iv) the Notes and Warrants may only be sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws; and (b) prior to the effective date of a registration statement filed by the Company in accordance with the Registration Rights Agreement, the Conversion Shares and the Warrant Shares, when issued, shall be restricted securities and may only be sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, and in the case of the Notes in accordance with the second sentence of Section 9.4 thereof and in the case of the Warrants, in accordance with the first sentence of Section 7(a) thereof.

      b. ACCREDITED INVESTOR AND INTERESTED STOCKHOLDER STATUS. (i) Such Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D. As of the date hereof, such Purchaser is not an "interested stockholder" of the Company as such term is defined in Section 203(c)(5) of the Delaware General Corporation Law.

      (ii) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Notes, the Warrants, the Conversion Shares and the Warrant Shares pursuant to this Agreement.

      (iii) Such Purchaser has the power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly and validly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as enforceability, to general principals of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      (iv) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery by such Purchaser of this Agreement and the Registration Rights Agreement, or the consummation by such Purchaser of the transactions contemplated hereby, except for such filings as have been made prior to the Closing.

      (v) Such Purchaser: (A) is a limited liability company duly organized, validly existing under the laws of the State of Delaware, (B) has all requisite power and authority to carry on its business as currently conducted, (C) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where such failure to do so would not have a material adverse effect on such Purchaser.



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

      (vi) Such Purchaser has the power and authority and is in possession of all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, lease and operate its properties and to carry on its business as now being conducted.

      (vii) As of the Closing Date, the Purchaser does not, directly or indirectly, beneficially own any securities of the Company.

      c. RELIANCE ON EXEMPTIONS. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

      d. INFORMATION. Such Purchaser has had access to the Company's SEC Documents (as defined), including the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000, the Company's Quarterly Report on Form 10QSB for the three months ended September 30, 3000 and such Purchaser has been furnished with the Company's private placement memorandum dated December 4, 2000, as well as all other materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the Company and has received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk.

      e. GOVERNMENTAL REVIEW. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

      f. TRANSFER OR RESALE. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144"), or (d) sold or transferred to an affiliate of such Purchaser who is an Accredited Investor; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).


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

      g. LEGENDS. Such Purchaser understands that the Notes and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. Such Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to such Purchaser the Company may require that the above legend be placed on any such Security and such Purchaser shall cooperate in the prompt replacement of such legend.

      h. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

      i. RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      For purposes of this Agreement, "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Notes, the Warrants or the Registration Rights Agreement or (iii) the



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business, operations, properties, prospects or financial condition of the
Company and its subsidiaries, taken as a whole.

      The Company represents and warrants to each Purchaser as follows:

      a. ORGANIZATION AND QUALIFICATION. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

      b. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants and the Registration Rights Agreement, to issue and sell the Notes and Initial Warrants in accordance with the terms hereof, to issue the Prepayment Warrants in accordance with the terms of the Notes, to issue the Conversion Shares upon conversion of the Notes in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement, the Notes, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Notes and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditor's rights and remedies or by other equitable principles of general application.

      c. STOCKHOLDER AUTHORIZATION. Neither the execution, delivery or performance by the Company of its obligations under this Agreement, the Notes, the Warrants or the Registration Rights Agreement nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Notes or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) require any consent or authorization of the Company's stockholders, other than stockholder consent, if any, required under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule in connection with the issuance of Conversion Shares and Warrant Shares in excess of the Cap Amount (as defined in the Note and Warrant).

      d. CAPITALIZATION. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of



                                       6
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shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Notes and exercise of the Warrants is set forth on SCHEDULE 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed on SCHEDULE 3(d), no shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances which are imposed by the Company. Except for the Securities and as disclosed in SCHEDULE 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act. Except as set forth on SCHEDULE 3(d), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Notes or the Warrants. The Company has furnished to such Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION") and the Company's By-laws as in effect on the date hereof (the "BY-LAWS"). All instruments and agreements governing securities of the Company or instruments convertible into or exercisable or exchangeable for capital stock of the Company have been filed as exhibits to the SEC Documents (as defined) and are available under the SEC's EDGAR filing system.

      e. ISSUANCE OF SHARES. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Notes and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and, except as disclosed on SCHEDULE 3(d), will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company.

      f. NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Notes and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Notes, the Warrants, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations,



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cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The respective businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which, either singly or in the aggregate, would not have a Material Adverse Effect. Except as disclosed on SCHEDULE 3(f) or as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency, any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Notes or the Warrants, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

      g. SEC DOCUMENTS, FINANCIAL STATEMENTS. Since June 30, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. To the extent that any SEC Document is available under the SEC's EDGAR filing system, such SEC Document shall be deemed to have been delivered to each of the Purchasers. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended under applicable law nor are any such amendments presently contemplated. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, if reflected in such financial statements, would not have a Material Adverse Effect.

      h. ABSENCE OF CERTAIN CHANGES. Since June 30, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the SEC Documents filed prior to the date hereof.

      i. ABSENCE OF LITIGATION. Except as disclosed in the SEC Documents filed prior to the date hereof or on SCHEDULE 3(i), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body including, without limitation, the SEC or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which could have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, would be reasonably likely to have a Material Adverse Effect.

      j. INTELLECTUAL PROPERTY. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as disclosed on Schedule 3(j), neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

      k. FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      l. DISCLOSURE. All information relating to or concerning the Company set forth in this Agreement or provided to any Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

      m. ACKNOWLEDGMENT REGARDING THE PURCHASERS' PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "ARMS LENGTH" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

      n. FORM S-3 ELIGIBILITY. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances known to the Company that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

      o. NO GENERAL SOLICITATION. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

      p. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

      q. NO BROKERS. Except as set forth in the following sentence, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company is responsible for all brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby which are required to be paid to Ladenburg Thalmann & Co., Inc.

      r. ACKNOWLEDGMENT REGARDING SECURITIES. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The number of Conversion Shares issuable upon conversion of the Notes and/or Warrant Shares issuable upon the exercise of the Warrants may increase substantially in certain circumstances, including the circumstances wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the terms of this Agreement and the transactions contemplated hereby and the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with the terms of the Notes and to issue Warrant Shares upon the exercise of the Warrant's in accordance with the terms of the Warrants is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Notes and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

      s. TAX STATUS. Except as set forth in the SEC Documents filed prior to the date hereof, the Company and each of its subsidiaries has made or filed all U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

      t. TITLE. Neither the Company nor any of its subsidiaries owns any real property. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      u. INSURANCE. The Company has in force fire, casualty, directors' and officers' liability, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its presently existing material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties as presently existing on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. To the best knowledge of the Company, no default or event has occurred that could give rise to a default under any such policy.

      v. ENVIRONMENTAL MATTERS. There is no environmental litigation or other environmental proceeding pending or, to the Company's knowledge, threatened by any governmental regulatory or others with respect to the current or any former business of the Company or of any partnership or joint venture currently or at any time affiliated with the Company. To the Company's knowledge, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited by the Company or, to the Company's knowledge, any other Person, in or on the properties leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "HAZARDOUS SUBSTANCES" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

      w. SOLVENCY. Immediately before and after giving effect to the transactions contemplated by this Agreement, the Company (i) has not incurred and does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, (ii) owns and will have assets, the fair saleable value of which is (a) greater than the total amount of its liabilities (including contingent liabilities) and (b) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (iii) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

4.    COVENANTS.

      a. BEST EFFORTS. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

      b.    FORM D; BLUE SKY LAWS; CURRENT REPORT. The Company shall file a
Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser. Within five business days after the Closing Date, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

      c. REPORTING STATUS. From the date hereof until the expiration of the Registration Period (as defined in Section 3(a) of the Registration Rights Agreement), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company shall use its best efforts to continue to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form.

      d. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Notes and the Warrants for working capital and general corporate purposes.

      e. EXPENSES. The Company shall pay to Castle Creek Technology Partners, LLC ("CASTLE CREEK") or its designee at the Closing (or a later date if so requested by Castle Creek), reimbursement for the expenses reasonably incurred by Castle Creek and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, Castle Creek and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "EXPENSES"). In addition, from time to time thereafter, upon Castle Creek's written request, the Company shall pay to Castle Creek such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by Castle Creek or its affiliates or agents in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse Castle Creek for more than $35,000 pursuant to this Section 4(e).

      f. FINANCIAL INFORMATION. The Company shall send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Notes and Warrants: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K or Form 10-KSB, as applicable, its Quarterly Reports on Form 10-Q or Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases (other than trade releases) issued by the Company or any of its subsidiaries. The Company shall be deemed to have been delivered the documents referred to in a subclause

(i) of the preceding sentence to the extent that they become available to the public under the SEC's EDGAR filing system within the ten (10) day period referred to in such subclause.

      g. LISTING. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Notes and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), as the case may be, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the Nasdaq Smallcap Market ("SMALLCAP") or on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares and Warrant Shares are outstanding. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Notes and the full exercise of the Warrants (except as a result of any such conversion or exercise) without the written consent of the Purchaser. The Company shall promptly provide to the holders of the Notes copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any securities exchange, including the NASDAQ and the Smallcap (or, if applicable, in the over-the-counter market) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

      h. CORPORATE EXISTENCE. Except as provided in the immediately succeeding sentence, from the date hereof until the expiration of the Registration Period, the Company shall maintain its corporate existence. The Company may merge, consolidate or sell all or substantially all of its assets, provided that any surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Notes and the Warrants and the agreements and instruments entered into in connection herewith whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Notes and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX. In furtherance of the foregoing, the Company may reincorporate in another state in the United States for the sole purpose of changing its domicile, provided that the successor entity satisfies the requirements of subclauses (i) and (ii) in the preceding sentence.

      i. NO INTEGRATED OFFERINGS. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      j. REDEMPTIONS AND DIVIDENDS. So long as the Purchasers beneficially own Notes in the aggregate principal amount of $500,000 and except as otherwise required by the Notes, the Company shall not, without first obtaining the written approval of the Purchasers, repurchase, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company; PROVIDED, HOWEVER, if there is more than one Purchaser, then only the written approval of Purchasers holding a majority-in-interest of the then outstanding principal amount of the Notes (the "MAJORITY HOLDERS") shall be required.

      k. STOCKHOLDER APPROVAL (i) Unless the Annual Meeting Trigger Event (as defined) has occurred or a special meeting of the Company's stockholders has been called or held as required by subclause (ii) below prior to the mailing of proxies for the Company's next annual meeting of stockholders, at the Company's next annual meeting of stockholders which shall be held no later than December 15, 2001 (the "NEXT ANNUAL MEETING"), the Company's stockholders shall be asked to vote upon and approve this Agreement, the Notes and the Warrants, the authorization and issuance of the Warrants and the Notes, the issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants (without giving effect to the limitations on exercise contained in Section 7(g) of the Warrants) and the issuance of the Conversion Shares issuable upon conversion of the Notes (without giving effect to the limitations on conversion contained in Section 3.3 of the Note) (collectively the "STOCKHOLDER MATTERS"). For purposes of this Section 4(k), the term "ANNUAL MEETING TRIGGER EVENT" shall mean the Closing Bid Price (as defined in the Note) of a share of Common Stock on each of the trading days during the ten (10) consecutive trading day period ending on the earlier of the date the Company first mails the Next Annual Meeting proxy materials to its stockholders or October 31, 2001 exceeds $11.00.

        (ii) Unless the Stockholder Matters have already been considered at the Next Annual Meeting as required by subclause (i) above, the Company shall hold a special meeting of its stockholders, no later than 90 days (120 days if the SEC comments upon the proxy material filed pursuant to the Exchange Act in connection with such special meeting of stockholders) after a Trigger Event (as defined) at which the Company's stockholders will be asked to approve the Stockholder Matters. For the purposes of this Section 4(k), the term "TRIGGER EVENT" means the average Closing Bid Price of a share of Common Stock is $7.00 or less during any ten consecutive trading days during the period commencing on the 120th day after the Closing and ending on the date when all outstanding Notes have been converted and all outstanding Warrants have been exercised or expired. Within thirty (30) days after the Trigger Event, the Company shall file with the SEC pursuant to the Exchange Act a proxy statement covering the Stockholder Matters to be considered at the special meeting of stockholders required pursuant to this Section 4(k)(ii). Notwithstanding the foregoing the Company shall not be obligated to hold a special meeting of stockholders if within 30 days after the Trigger Event it shall have mailed proxy materials to its stockholders in connection with the Next Annual Meeting at which the Stockholder Matters shall be presented to stockholders for approval.

      (iii) At any meeting of stockholders held as required by this Section 4(k), the Company shall, through its Board of Directors, recommend to its stockholders approval of the Stockholder Matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to comply with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD, and shall vote such proxies in favor of such matters

      l. ADDITIONAL EQUITY CAPITAL. The Company agrees that during the period beginning on the date hereof and ending on the date which is 180 days following the effective date of the Registration Statement required to be filed under
Section 2(a) of the Registration Rights Agreement (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of Castle Creek, contract with any party to obtain additional financing in which any equity or equity-like securities are issued (including any debt financing with an equity feature) ("FUTURE OFFERINGS"). The limitations referred to in the immediately preceding sentence and in the following paragraph are collectively referred to as the "CAPITAL RAISING LIMITATIONS". The Capital Raising Limitations shall not apply to (i) the issuance of securities pursuant to a firm commitment, fully distributed, public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof; (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock or warrant plan for the benefit of the Company's employees or directors; or (iv) the issuance of securities to a strategic investor (a "STRATEGIC INVESTOR"), provided that in the case of subclause (iv), such sale satisfies each of the following conditions: (A) the sale of securities is approved by the non-employee members of the Board of Directors who, in good faith and exercising reasonable business judgment have concluded that such transaction will further the operational business interests of the Company; and (B) the primary purpose of such sale is other than a financing arrangement.

      m. RIGHT OF EXCHANGE. Until the first anniversary of the Closing Date, the Company shall not, and shall cause each of its direct and indirect subsidiaries not to, conduct any Future Offering which involves the sale of any equity securities in a transaction not involving a public offering unless the Company has satisfied or has caused its subsidiary to satisfy all of the following requirements with respect to such issuance:

            (i) The Company or the subsidiary shall have delivered a notice to Castle Creek (the "TRANSFER NOTICE"), which notice shall include (A) the terms and conditions of the securities and the consideration per unit which the Company or the subsidiary desires to receive for the securities (which, in the case where the Company or the subsidiary shall have received an offer to purchase such securities other than from Castle Creek (a "THIRD PARTY OFFER") shall be the consideration set forth in such offer) and (B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company, or the subsidiary proposes to transfer said securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer).

            (ii) Upon the delivery of the Transfer Notice, Castle Creek shall have an option to exchange any or all of the Notes (which shall be deemed to have a cash value equal to the sum of the principal amount thereof plus all accrued and unpaid interest thereon) for any or all of the securities described in the Transfer Notice on the terms set forth therein, except that in lieu of paying the purchase price for such securities in cash, Castle Creek may deliver to the Company Notes having a value (determined as provided above) equal to the aggregate purchase price of the securities described in the Transfer Notice which Castle Creek has elected to acquire. Such option shall be exercisable by Castle Creek (or its designee) by service of written notice upon the Company or the subsidiary within ten business days of receipt of the Transfer Notice. If Castle Creek exercises the option in this clause (ii), Castle Creek shall not be entitled to receive any Prepayment Warrants with respect to and to the extent that Notes are exchanged hereunder.

            (iii) If the option created in clause (ii) hereof is not exercised by Castle Creek within ten business days of service of the Transfer Notice, or if such option is exercised only in part, then, within a period of 30 days beginning on the day following the date of expiration of the option period, the Company or the subsidiary may issue some or all of the securities sought to be issued as to which such option was not exercised, at a price which is not less than the price specified in the Transfer Notice and on terms and conditions not less favorable to the Company or the subsidiary than those specified in the Transfer Notice.

      (n) INDEBTEDNESS. So long as Notes in the aggregate principal amount of at least $500,000 are outstanding, without the advance written approval of the Majority Holders, except for Permitted Indebtedness (as defined below), the Company and each of its subsidiaries will not incur any additional indebtedness for borrowed money, including for purposes of this Section 4(o) any capitalized leases. In addition, so long as Notes in the aggregate principal amount of at least $500,000 are outstanding without the advance written approval of the then Majority Holders, except with respect to Permitted Indebtedness, the Company and each of its subsidiaries will not (i) prepay any indebtedness for money borrowed or any indebtedness secured by any of the assets of the Company or any of its subsidiaries assets; or (ii) enter into or modify any agreement as a result of which the terms of payment of any indebtedness are amended or modified in a manner which would accelerate its payment. "PERMITTED INDEBTEDNESS" shall mean
(I) the obligations of the Company for borrowed money set forth on Schedule 4(o) ("EXISTING INDEBTEDNESS") and any extensions, amendments and replacements of such Existing Indebtedness (x) which do not increase the amount outstanding, other than increases resulting from an increase in the Company's inventory or receivables borrowing base (provided that the advance rates with respect to such inventory and receivables are no more favorable to the Company than contained in the agreements governing such Existing Indebtedness as of the date of this Agreement) and (y) which do not otherwise materially increase amounts required to be paid under the agreements governing such Existing Indebtedness as of the date of this Agreement, and which, in any event, (other than by virtue of indebtedness permitted by the foregoing clause (x)) do not affect the Purchasers or the Purchasers' interests in the Securities in any manner materially more adverse to the Purchasers than the agreements governing such Existing Indebtedness in their forms as of the date of the Closing; (II) capitalized lease obligations of the Company set forth on Schedule 4(o) which obligations are outstanding on the date of this Agreement; (III) purchase money financing set forth on Schedule 4(o) which purchase money financing is outstanding on the date of this Agreement; and (IV) indebtedness of the Company or any of its subsidiaries incurred to finance the acquisition, construction or improvements of any fixed or capital assets, including capital lease obligations and indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such indebtedness that do not increase the outstanding principal amount thereof, provided that, in the case of indebtedness described in subclause (IV):
(x) such indebtedness is incurred prior to or within ninety (90) days after such acquisition of the completion of such construction or improvement; (y) the aggregate principal amount of such indebtedness does not exceed the cost of the fixed or capital asset acquired or the cost of the construction of or improvement to such fixed or capital asset; and (z) such indebtedness, if subject to a Lien, is secured only by the asset acquired, constructed or improved.

      (o) LIENS. So long as Notes in the aggregate principal amount of at least $500,000 are outstanding, without the prior written approval of the Majority Holders, the Company shall not create or suffer to exist any Lien upon any of its property now owned or hereafter acquired, or acquire any property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement, other than Permitted Liens and Liens to secure Permitted Indebtedness. As used in this Agreement: (a) "LIEN" means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind; and (b) "PERMITTED LIENS" means (i) statutory liens for taxes not yet due; (ii) Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due; (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and (iv) Liens securing Permitted Indebtedness.

      (p) RESERVED AMOUNT. On the date of the Closing the Company shall have reserved Two Million (2,000,000) shares of the authorized but unissued shares of Common Stock for issuance upon conversion of the Notes and upon the exercise of the Warrants and thereafter the number of authorized but unissued shares of Common Stock so reserved shall not be decreased but shall be increased if necessary so that at all times the number of authorized but unissued shares of Common Stock reserved for issuance upon conversion of the Notes and upon the exercise of the Warrants (without regard to the limitations on issuance set forth in Section 3.3 of the Note and Section 7(g) of the Warrants) shall equal the sum of 200% of the Conversion Shares then issuable upon conversion of the Notes outstanding (using the applicable Conversion Price, as defined in the Note) PLUS 100% of the Warrant Shares issuable upon the exercise of Warrants outstanding (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events and subject to reduction for the number of any shares of Common Stock issued upon conversion of the Notes and upon the exercise of the Warrants) (THE "RESERVED AMOUNT") solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants. The Reserved Amount shall be allocated ratably among the Purchasers in accordance with the principal amount of Notes and Warrants held by them from time to time. If for any ten (10) consecutive trading days (the last of such ten
(10) trading days being the "AUTHORIZATION TRIGGER DATE") the number of shares of the Company's authorized Common Stock (as reduced by any Common Stock reserved for issuance other than upon conversion of the Notes or exercise of the Warrants) is equal to or less than the Reserved Amount (the "SHORTFALL"), the Company immediately notify each Purchaser of such occurrence and shall take action as soon as possible, but in any event within 90 days (120 days if the SEC reviews the relevant proxy materials) after the Authorization Trigger Date to increase the number of authorized shares of Common Stock by an amount at least equal to the greater of the Shortfall or 10,000,000. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters and shall vote such proxies in favor of such matters.

      (q) TRADING RESTRICTIONS. No Purchaser shall be permitted to sell, transfer or otherwise dispose of Conversion Shares and Warrant Shares, during any 45 trading day period, in an amount exceeding in the aggregate 9.99% of the least number of shares of Common Stock issued and outstanding during such 45 trading day period (other than dispositions to the Company.)

5.    TRANSFER AGENT INSTRUCTIONS.

      a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Notes or exercise of the Warrants, as applicable. To the extent and during the periods provided in
Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

      b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares and the Warrant Shares prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way any Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

      c. If any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or that the Conversion Shares and the Warrant Shares may be sold pursuant to an effective Registration Statement, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Notes and the Warrants to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

      a. Each Purchaser shall have executed such Purchaser's signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

      b. Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

      c. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

      d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.    CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

      The obligation of each Purchaser hereunder to purchase such Purchaser's Notes and Warrants hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

      a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

      b. The Company shall have delivered to such Purchaser duly executed Notes and Initial Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(a) above.

      c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Executive Vice President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser.

      d. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

      e. Each Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date in substantially the form of EXHIBIT D attached hereto.

      f. No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

      g. The Purchasers shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement, the Notes, the Warrants and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company.

      h. On the Closing Date, the Common Stock shall be listed on NASDAQ, including 2,000,000 shares of Common Stock reserved for issuance as Conversion Shares and Warrant Shares, subject to issuance, an application for such listing shall have been filed with the NASDAQ and trading in the Common Stock shall not have been suspended by NASDAQ or the SEC and no de-listing or suspension shall be reasonably likely in the judgment of the Purchasers for the foreseeable future.

      i. No event exists which constitutes an Event of Default (as defined in the Notes) or which would constitute an Event of Default with notice or the passage of time or both which have not been cured or waived to the satisfaction of the Purchasers.

8.    MISCELLANEOUS.

      a. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties hereto further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser or the Company to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      b. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed signature page shall not affect the validity or enforceability of this Agreement.

      c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

      f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally or by responsible overnight carrier or by confirmed telecopy, and shall be effective upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  CELLPOINT INC.
                  3000 Hillswood Drive
                  Hillswood Business Park
                  Chertsey,
                  Surrey KT16 ORS
                  Attention:  Lynn Duplessis
                  Telecopy:   441 344 623 090

                  with a copy to:

                  Salans Hertzfeld Heilbronn Christy & Viener
                  620 Fifth Avenue
                  New York, NY  10020
                  Attention:  Steven R. Berger, Esq.
                  Telecopy:   212-632-5555


      If to any Purchaser, to the address set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

      Each party shall provide notice to the other parties of any change in address.

      g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided below with respect to the right to assign rights to affiliates and to transferees and pledgees of Securities, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder, except, upon the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit any Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Notes, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Notes, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser's margin or brokerage accounts.

      h. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      i. SURVIVAL. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made by any person or entity (other than the Company) against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Notes, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby or
(d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Any claim for indemnification pursuant to this Section 8(i) shall be subject to the terms, conditions and procedures set forth in the Registration Rights Agreement, which terms, conditions and procedures are incorporated herein by reference.

      j. PUBLICITY. The Company and each Purchaser shall have the right to review and approve, such approval not to be unreasonably withheld or delayed, before issuance the press release and current Report on Form 8-K with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior review of any Purchaser, to make any other press release or any other SEC filing or any NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations, so long as the substance of such releases and/or filings are consistent with the press release and current report on Form 8-K reviewed by the Purchasers as provided in the first clause of this sentence.

      k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      l. TERMINATION. In the event that the Closing shall not have occurred on or before December 6, 2000, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

      m. JOINT PARTICIPATION IN DRAFTING. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Notes, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

      n. EQUITABLE RELIEF. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      o. ADDITIONAL ACKNOWLEDGMENT. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, the Notes, the Warrants and the Registration Rights Agreement, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder. The Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of Section 13(d) of the Exchange Act.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

CELLPOINT INC.


By:    /s/ Lynn Duplessis
      ----------------------------------
      Name:  Lynn Duplessis
      Title: Executive Vice President

CASTLE CREEK TECHNOLOGY PARTNERS LLC

BY:  CASTLE CREEK PARTNERS LLC, AS AGENT

By:    /s/ Michael L. Spolan
      ----------------------------------
      Name:  Michael L. Spolan
      Title: Managing Director

RESIDENCE: Illinois

ADDRESS FOR NOTICES:    2000 Powell Street, Suite 1625
                        Emeryville, CA  94608
                        Attention: Michael Spolan
                                   --------------

with copies of all notices to:

      Wolf, Block, Schorr and Solis-Cohen, LLP
      1650 Arch Street, 22nd Floor
      Philadelphia, PA   19103
      Attention:  Jason M. Shargel, Esquire

Original Principal Amount of Notes: $10,000,000

Number of Warrants: 210,526

                                                                       EXHIBIT A
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT




                                [SEE EXHIBIT 4.2]

                                                                       EXHIBIT B
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT


                                [SEE EXHIBIT 4.3]

                                                                       EXHIBIT C
                                                                              TO
                                                   SECURITIES PURCHASE AGREEMENT


                                [SEE EXHIBIT 4.1]